EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


NAME:                                    SANTOS ACQUISITION CO.

ADDRESS:                                 10111 RICHMOND AVENUE, SUITE 500
                                         HOUSTON, TEXAS 77042

DESIGNATED FILER:                        SANTOS INTERNATIONAL HOLDINGS PTY LTD.

ISSUER & TICKER SYMBOL:                  TIPPERARY CORPORATION [TPY]


DATE OF EVENT REQUIRING STATEMENT:       08/18/2005


SIGNATURE:                               BY: /s/ Wesley Jon Glanville
                                             ----------------------------------
                                         NAME:  Wesley Jon Glanville
                                               --------------------------------
                                         TITLE: Company Secretary
                                                -------------------------------




NAME:                                    SANTOS LIMITED

ADDRESS:                                 SANTOS HOUSE GROUND FLOOR
                                         91 KING WILLIAM STREET
                                         ADELAIDE, AUSTRALIA 5000

DESIGNATED FILER:                        SANTOS INTERNATIONAL HOLDINGS PTY LTD.

ISSUER & TICKER SYMBOL:                  TIPPERARY CORPORATION [TPY]


DATE OF EVENT REQUIRING STATEMENT:       08/18/2005


SIGNATURE:                               BY: /s/ Wesley Jon Glanville
                                             ----------------------------------
                                         NAME:  Wesley Jon Glanville
                                               --------------------------------
                                         TITLE: Company Secretary
                                                -------------------------------